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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 26, 2005


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                     001-16505             58-2350980
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)         Identification No.)

              1114 First Avenue                                  10021
              New York, New York                               (Zip Code)
   (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

On May 26, 2005, The Smith & Wollensky Restaurant Group, Inc. (the "Company") held its annual meeting of stockholders. The results were as follows:

o        Richard A. Mandell was elected as a Class I director of the Company.

o The Company did not receive the requisite votes to approve the proposals relating to amendments to the Company's Certificate of Incorporation.

o BDO Seidman, LLP was ratified as the independent registered accounting firm of the Company for the fiscal year ending January 2, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 The Smith & Wollensky Restaurant Group, Inc.


                                 By:  /s/ Alan M. Mandel
                                      -----------------------------------------
                                      Alan M. Mandel
                                      Chief Financial Officer, Executive Vice
                                      President of Finance, Treasurer and
                                      Secretary



Date:   May 26, 2005